                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549




                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) APRIL 22, 2002
                                                        -----------------



                         FGIC SECURITIES PURCHASE, INC.
--------------------------------------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)




          DELAWARE                      0-19564                13-3633082
----------------------------- ---------------------------- -------------------
(STATE OR OTHER JURISDICTION       (COMMISSION FILE           (IRS EMPLOYER
     OF INCORPORATION)                  NUMBER)            IDENTIFICATION NO.)




                    125 PARK AVENUE, NEW YORK, NEW YORK 10017
--------------------------------------------------------------------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                             (ZIP CODE)




        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (212) 312-3000
                                                           --------------




                     115 BROADWAY, NEW YORK, NEW YORK 10006
--------------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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Item 5.  Other Events.

         An exhibit is filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-71950) filed by FGIC Securities Purchase, Inc. ("FGIC-SPI") with the Securities and Exchange Commission covering Liquidity Facility Obligations in the principal amount of $2,000,000,000 plus interest.

         The exhibit consists of the consent of KPMG LLP relating to (i) the incorporation by reference of their report dated February 8, 2002 relating to the financial statements and schedules of General Electric Capital Corporation ("GE Capital") and consolidated affiliates as of December 31, 2001 and 2000 and for each of the years in the three-year period ended December 31, 2001 appearing GE Capital's Annual Report on Form 10-K for the year ended December 31, 2001; and (ii) the reference to them under Experts in the Prospectus Supplement relating to the Liquidity Facility of FGIC Securities Purchase, Inc. in support of $141,000,000 Charter County of Wayne, Michigan Airport Revenue Bonds (Detroit Metropolitan Wayne County Airport), Series 2002A.

Item 7.  Exhibits.

         Item 601 of
         Regulation S-K
         Exhibit Reference
         Number

                  (23) Consents of experts and counsel:
                           (k) Consent of KPMG LLP



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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              FGIC SECURITIES PURCHASE, INC.
                                                        Registrant

Dated: April 22, 2002                         By:      /s/ Isabel Guerra
                                                       -----------------
                                                       Name: Isabel Guerra
                                                       Title: Vice President




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                                  EXHIBIT INDEX

                 EXHIBIT NO.           DESCRIPTION

                 (23)                  Consents of experts and counsel:
                                       (k) Consent of KPMG LLP